UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 8, 2024
SIX FLAGS ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-42157	93-4097909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8701 Red Oak Blvd.,
Charlotte, North Carolina 28217
(Address of principal executive offices) (Zip Code)
(704) 414-4700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FUN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events
On July 1, 2024 (the “Closing Date”), Six Flags Entertainment Corporation (formerly known as CopperSteel HoldCo, Inc.) (the “Combined Company”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger, dated as of November 2, 2023 (the “Merger Agreement”), by and among the Combined Company (then, CopperSteel HoldCo, Inc.), Cedar Fair, L.P. (“Cedar Fair”), Six Flags Entertainment Corporation (“Former Six Flags”) and CopperSteel Merger Sub, LLC (“Copper Merger Sub”). Pursuant to the Merger Agreement, (i) Copper Merger Sub was merged with and into Cedar Fair (the “Cedar Fair First Merger”), with Cedar Fair continuing as the surviving entity (the “Cedar Fair Surviving Entity”) and a direct subsidiary of the Combined Company, (ii) the Cedar Fair Surviving Entity was subsequently merged with and into the Combined Company (the “Cedar Fair Second Merger” and together with the Cedar Fair First Merger, the “Cedar Fair Mergers”), with the Combined Company continuing as the surviving corporation, and (iii) Former Six Flags merged with and into the Combined Company (the “Six Flags Merger” and together with the Cedar Fair Mergers, the “Mergers”), with the Combined Company continuing as the surviving corporation. Upon the consummation of the Mergers, the separate legal existences of each of Copper Merger Sub, Cedar Fair and Former Six Flags ceased, and the Combined Company changed its name to “Six Flags Entertainment Corporation”. The Combined Company trades on the New York Stock Exchange under the ticker symbol "FUN".
For accounting purposes, the Mergers are treated as an acquisition in which Cedar Fair is treated as the accounting acquirer. As a result, the historical financial statements of the accounting acquirer, Cedar Fair, became the historical financial statements of Six Flags Entertainment Corporation, and the Quarterly Report on Form 10-Q to be filed by the Combined Company will contain the financial statements and other information of Six Flags Entertainment Corporation as of June 30, 2024, which is the quarterly period ended prior to the Mergers.
The Current Report on Form 8-K is being filed by the Combined Company with respect to the financial statements, management's discussion and analysis of financial condition and results of operations, and other information of Former Six Flags as of June 30, 2024. For purposes of this report, references to "we," "us," "our," "the Company" or "our Company" are to the Former Six Flags prior to giving effect to the Mergers.
Item 9.01Financial Statements and Exhibits
(a)        Financial Statements of Former Six Flags
The unaudited condensed consolidated financial statements of Former Six Flags as of and for the three and six months ended June 30, 2024 and the notes related thereto are filed as Exhibit 99.1 hereto and incorporated herein by reference.

99.1	Unaudited condensed consolidated financial statements of Former Six Flags as of and for the three and six months ended June 30, 2024, and the notes related thereto

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)
___________________________________

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION
(Registrant)

Date: August 8, 2024	By:	/s/ Brian C. Witherow
Brian C. Witherow
Chief Financial Officer